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                                                                   Exhibit 99.6

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Greenbelt Division

_______________________________________________
                                               )
                                               )
In re                                          )
                                               )
CRIIMI MAE Inc., et al.,                       )        Chapter 11
                                               )        Case Nos. 98-2-3115(DK)
           Debtors.                            )        through 98-2-3117(DK)
                                               )        (Jointly Administered)
                                               )
_______________________________________________


                  PRAECIPE FILING SUBSTITUTED PAGE IN EXHIBIT C
                          TO EXHIBIT E TO THE DEBTORS'
                    SECOND AMENDED JOINT DISCLOSURE STATEMENT

                  In connection with the hearing on approval of the Debtors' Second Amended Joint Disclosure Statement (the "Disclosure Statement') held on April 25, 2000, CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Holdings II, L.P. ("Holdings") and CRIIMI MAE Management, Inc. ("Management") (collectively, the "Debtors") and the Official Committee of Equity Security Holders of CMI (the "Equity Committee"), by and through their undersigned counsel, hereby file this Praecipe Filing Substituted Page in Exhibit C to Exhibit E to the Debtors' Second Amended Joint Disclosure Statement.


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                  Approval of the Disclosure Statement including Exhibit E
thereto containing the substituted page in Exhibit C to Exhibit E filed herewith is hereby requested.

Dated:   July 21, 2000

VENABLE, BAETJER AND                       AKIN, GUMP, STRAUSS,
     HOWARD, LLP                              HAUER & FELD, L.L.P.

By:           /s/                          By:         /s/
  ------------------------                    --------------------------
   Richard L. Wasserman                       Stanley J. Samorajczyk
   Federal Bar No. 02784                      Federal Bar No. 03113
   Carrie B. Weinfeld                         1333 New Hampshire Ave., NW
   Federal Bar No. 25365                      Washington, D.C.  20036
   1800 Mercantile Bank and Trust Building    (202) 887-4000
   Two Hopkins Plaza
   Baltimore, Maryland 21201                  Co-Counsel for CRIIMI MAE Inc.
   (410) 244-7400                             and CRIIMI MAE Holdings II, L.P.,
                                              Debtors-in-Possession

   Co-Counsel for CRIIMI MAE Inc.
   and CRIIMI MAE Holdings II, L.P.,
   Debtors-in-Possession

SHULMAN, ROGERS, GANDAL,                   COVINGTON & BURLING
    PORDY & ECKER, P.A.

By:           /s/                          By:         /s/
  ------------------------                    --------------------------
   Morton A. Faller                           Michael St. Patrick Baxter
   Federal Bar No. 01488                      Federal Bar No. 09694
   11921 Rockville Pike                       Dennis B. Auerbach
   Third Floor                                Federal Bar No. 09290
   Rockville, MD 20852-2753                   1201 Pennsylvania Avenue, N.W.
   (301) 231-0928                             Washington, D.C. 20044
                                              (202) 662-6000

    Counsel for CRIIMI MAE
    Management, Inc.,                         Counsel for the Official Committee
    Debtor-in-Possession                      of Equity Security Holders of
                                              CRIIMI MAE Inc.

                                      -2-

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                SUBSTITUTED PAGE IN EXHIBIT C TO EXHIBIT E TO THE
               DEBTORS' SECOND AMENDED JOINT DISCLOSURE STATEMENT


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presence in person or by proxy of the holders of record of a majority of the total number of shares of Series F Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                  (A) the absence of a quorum of the holders of shares of Series F Preferred Stock shall not prevent the election of directors or the taking of any other action by the holders of any other class(es) or series of the Corporation's Capital Stock, and the absence of a quorum of the holders of shares of any other class or series of the Corporation's Capital Stock shall not prevent the taking of any action by the holders of Series F Preferred Stock as provided in this Section 4; and

                  (B) in the absence of a quorum of the holders of shares of Series F Preferred Stock, a majority of the holders of shares of Series F Preferred Stock, present in person or by proxy, shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Series F Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

         (iii) For the taking of any action as provided in this Section 4 by the holders of Series F Preferred Stock, each such holder shall have one (1) vote for each share of Series F Preferred Stock in such holder's name on the stock transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held.


          5. CERTAIN RESTRICTIONS. (a) If any shares of Series F Preferred Stock are outstanding, then the Corporation shall not, other than pursuant to Section 3(a)(ii), declare, make, pay or set apart for payment or distribution any dividends or other distributions for any period (other than in Common Stock, Dividend Parity Stock or Junior Capital Stock) on the Common Stock, any series or class of Dividend Parity Stock or any series or class of Junior Capital Stock that ranks junior to the Series F Preferred Stock with respect to dividend rights, unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient (in cash and/or Common Stock, as applicable) for the payment thereof set apart for such payment on all shares of Series F Preferred Stock entitled thereto.


         (b) If any shares of Series F Preferred Stock are outstanding, the Corporation shall not redeem, purchase or otherwise acquire for any consideration (or pay or make available money for a sinking fund for the redemption of) any Common Stock or any Junior Capital Stock (except by conversion into or exchange for Common Stock or Junior Capital Stock) unless full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum sufficient (in cash and/or Common Stock, as applicable) for the payment thereof set apart for such payment on the Series F Preferred Stock for all past dividend periods through and including the date fixed for redemption,

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                             CERTIFICATE OF SERVICE

                  I HEREBY CERTIFY that on this 21ST day of July, 2000, copies of the Praecipe Filing Substituted Page in Exhibit C to Exhibit E to the Debtors' Second Amended Joint Disclosure Statement were sent via first-class mail, postage prepaid (except as otherwise indicated), to the persons on the attached service list.

                                                             /s/
                                                     --------------------------
                                                     Richard L. Wasserman